Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent events

25	Subsequent events

Acquisition of UNIT Alagoas and FITS Jaboatão dos Guararapes

On January 2, 2023, Afya Brazil announced the closing of the acquisition of 100% of the total share capital of Sociedade Educacional e Cultural Sergipe DelRey Ltda. (“DelRey”), which encompasses the operations of Centro Universitário Tiradentes Alagoas (“UNIT Alagoas”) and Faculdade Tiradentes Jaboatão dos Guararapes (“FITS Jaboatão dos Guararapes”). The transaction does not enclose the “UNIT” and “FITS” brands, which will be licensed for Afya during the first year of operation.

The aggregate purchase price was R$825,000 before the deduction of Net Debt. It will be paid as follows: R$575,000 in cash on the transaction closing date and R$250,000 in three annual installments, respectively, of R$150,000, R$50,000, and R$50,000, adjusted by the Brazilian interest rate (SELIC).

There is a contingent payment related to 84 additional seats subject to approval. If the Ministry of Education approves those seats until December 31, 2024, it will result in a potential additional payment of R$1,250 per seat in UNIT Alagoas. The additional payment will be adjusted by the Brazilian inflation rate (IPCA) between the closing date and the date of its effective payment.

The acquisition date fair value of each major class of consideration, including the allocation of the purchase price has not been completed by the Company as of the issuance date of these financial statements. Transaction costs to date amounted to R$11,860. Any goodwill generated in the transaction is not expected to be deductible for tax purposes.